EXHIBIT 24





                                POWER-OF-ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL ROMANCHAK, SHAWN K. YOUNG AND CATHERINE S. WOOLEDGE, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of The Kelmoore Strategy(R) Variable Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the 20th day of March, 2004.


                                          THE KELMOORE STRATEGY(R)VARIABLE TRUST



                                          By: /s/ Michael Romanchak
                                              ---------------------
                                              Michael Romanchak
                                              Chairman of the Board

                                POWER-OF-ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL ROMANCHAK, SHAWN K. YOUNG AND CATHERINE S. WOOLEDGE, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of The Kelmoore Strategy(R) Variable Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the 20th day of March, 2004.


                                          THE KELMOORE STRATEGY(R)VARIABLE TRUST



                                          By: /s/ R.Michael Law
                                              -----------------
                                              R. Michael Law
                                              Trustee

                                POWER-OF-ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL ROMANCHAK, SHAWN K. YOUNG AND CATHERINE S. WOOLEDGE, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of The Kelmoore Strategy(R) Variable Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the 20th day of March, 2004.


                                          THE KELMOORE STRATEGY(R)VARIABLE TRUST



                                          By: /s/ Jillian E. Mathur
                                              ---------------------
                                              Jillian E. Mathur
                                              Trustee

                                POWER-OF-ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL ROMANCHAK, SHAWN K. YOUNG AND CATHERINE S. WOOLEDGE, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of The Kelmoore Strategy(R) Variable Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the 20th day of March, 2004.


                                          THE KELMOORE STRATEGY(R)VARIABLE TRUST



                                           By: /s/ Robert T. Lanz
                                               Robert T. Lanz
                                               Trustee

                                POWER-OF-ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL ROMANCHAK, SHAWN K. YOUNG AND CATHERINE S. WOOLEDGE, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of The Kelmoore Strategy(R) Variable Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the 20th day of March, 2004.


                                          THE KELMOORE STRATEGY(R)VARIABLE TRUST



                                          By: /s/ Shawn K. Young
                                              ------------------
                                              Shawn K. Young
                                              President, Treasurer and Trustee

                                POWER-OF-ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL ROMANCHAK, SHAWN K. YOUNG AND CATHERINE S. WOOLEDGE, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of The Kelmoore Strategy(R) Variable Trust (the "Trust"), file any request for exemptive relief from state and federal regulations, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the 20th day of March, 2004.


                                          THE KELMOORE STRATEGY(R)VARIABLE TRUST



                                          By: /s/ Tamara Beth Wendoll
                                              -----------------------
                                              Tamara Beth Wendoll
                                              Secretary